UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                  FORM 8-K

                               CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


              Date of Report (Date of earliest event reported)

                               April 15, 1997


                             FFY FINANCIAL CORP.
           (Exact name of registrant as specified in its charter)



     Delaware                     0-21638                    34-1735753
 (State or other          (Commission File Number)         (IRS Employer
 jurisdiction of                                           Identification
  incorporation)                                               Number)


724 Boardman-Poland Road, Youngstown, Ohio                     44512
 (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code:           330-726-3396


                                     N/A
        (Former name or former address, if changed since last report)



Item 5. Other Events

      On April 15, 1997, the Registrant issued the attached press release.


Item 7. Financial Statements and Exhibits

FFY FINANCIAL CORP. AND SUBSIDIARY
(unaudited)

Selected Consolidated Financial Condition Data:      March 31,     June 30,      %
($ in thousands)                                     1997          1996          Change
                                                     ---------     --------      ------

Total assets                                         $598,667      $575,602        4%
Loans receivable, net                                 454,730       438,790        4%
Allowance for loan losses                               3,160         3,439       -8%
Non-performing assets                                   4,319         4,673       -8%
Securities available for sale                         115,291       109,836        5%
Deposits                                              447,789       456,541       -2%
Securities sold under agreements to repurchase         34,576         6,640       NM
Borrowed funds                                         21,500         1,200       NM
Stockholders' equity                                   84,390       101,921      -17%


                                                           Three months ended                          Nine months ended
                                                                March 31,                                  March 31,
                                                     --------------------------------           --------------------------------
Selected Consolidated Operations Data:                                         %                                          %
($ in thousands except per share amounts)            1997         1996         Change           1997         1996         Change
                                                     ----         ----         ------           ----         ----         ------

Total interest income                                $ 11,418     $ 10,944       4%             $ 34,216     $ 32,674       5%
Total interest expense                                  6,021        5,508       9%               17,515       16,664       5%
                                                     ---------------------                      ---------------------

      Net interest income                               5,397        5,436      -1%               16,701       16,010       4%
Provision for loan losses                                 208           77     170%                  561          226     148%
                                                     ---------------------                      ---------------------

      Net interest income after
       provision for loan losses                        5,189        5,359      -3%               16,140       15,784       2%
Non-interest income                                       232          268     -13%                  671          801     -16%
Gain (loss) on sale of securities                          24            4      NM                  (346)          21      NM
Total non-interest expense                             (2,647)      (3,263)    -19%              (11,614)      (9,063)     28%
                                                     ---------------------                      ---------------------

      Income before federal income taxes                2,798        2,368      18%                4,851        7,543     -36%

Federal income tax expense                                887          790      12%                1,534        2,538     -40%
                                                     ---------------------                      ---------------------

Net income                                           $  1,911     $  1,578      21%             $  3,317     $  5,005     -34%
                                                     =====================                      =====================

Earnings per share                                   $   0.47     $   0.32      47%             $   0.72     $   0.98     -27%
                                                     =====================                      =====================

Cash dividends declared per share                    $  0.175     $   0.15      17%             $  0.525     $   0.45      17%
                                                     =====================                      =====================


FFY FINANCIAL CORP. AND SUBSIDIARY
(unaudited)

                                                   Three months ended             Nine months ended
                                                        March 31,                    March 31,
                                                   -------------------            -----------------
Selected Financial Ratios and Other Data:           1997          1996            1997         1996
                                                    ----          ----            ----         ----

Performance Ratios:
  Return on assets (ratio of net income to
   average total assets)                              1.30%(2)      1.10%(2)        0.75%(2)     1.16%(2)
  Interest rate spread information:
    Average during period (3)                         3.18%(2)      3.08%(2)        3.20%(2)     2.99%(2)
    End of period (3)                                 3.06%         2.81%           3.06%        2.81%
  Net interest margin (1) (3)                         3.81%(2)      3.92%(2)        3.93%(2)     3.84%(2)
  Ratio of operating expense to average
   total assets                                       1.79%(2)      2.28%(2)        2.63%(2)     2.11%(2)
  Return on equity (ratio of net income
   to average equity)                                 9.15%(2)      6.03%(2)        4.59%(2)     6.30%(2)
  Dividend payout ratio                              37.23%        46.88%          72.92%       45.92%
  Liquidity Ratio (Bank only)                         6.93%        11.48%           6.93%       11.48%

Quality Ratios:
  Non-performing assets to total assets at end
   of period                                          0.72%         0.88%           0.72%        0.88%
  Allowance for loan losses to non-performing
   assets                                            73.17%        66.89%          73.17%       66.89%
  Provision for loan losses to total loans
   receivable, net                                    0.18%(2)      0.07%(2)        0.16%(2)     0.07%(2)

Capital Ratios:
  Equity to total assets at end of period            14.10%        18.35%          14.10%       18.35%
  Average equity to average assets                   14.16%        18.29%          16.35%       18.48%
  Book value per share                              $19.50        $20.25          $19.50       $20.25
  Change in book value per share
   due to SFAS No. 115                              $(0.14)       $(0.07)         $(0.14)      $(0.07)
  Ratio of average interest-earning assets to
   average interest-bearing liabilities               1.15x         1.21x           1.18x        1.21x
  Regulatory capital ratios: (Bank only)
    Tangible capital - 1.50% required                 9.94%        10.43%           9.94%       10.43%
    Core capital - 3.00% required                     9.94%        10.43%           9.94%       10.43%
    Risk-based capital - 8.00% required              17.67%        19.23%          17.67%       19.23%


<F1> Net interest income divided by average interest earning assets -
     calculated without consideration of the unrealized loss on securities available for sale.
<F2> Annualized.
<F3> Ratio is presented on a fully taxable equivalent basis using the company's federal statutory tax rate of 34%.

(a) Exhibits

            20.  Press release, dated April 15, 1997.



                                 SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       FFY FINANCIAL CORP.

Date: April 18, 1997                   By:  /s/ Jeffrey L. Francis
                                                Jeffrey L. Francis,
                                                President and CEO